UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement (this “Agreement”) is entered as of February 8, 2023 by and between Brown Family Enterprises, LLC, a Florida limited liability company (the “Purchaser”) and GIPVA 2510 WALMER AVE, LLC, a Delaware limited liability company (the “Company”).

RECITALS

WHEREAS, the Company is a limited liability company formed under the laws of the State of Delaware;

WHEREAS, subject to the terms and conditions of this Agreement, the Purchaser desires to purchase from the Company, and the Company desires to issue and sell to the Purchaser, the number of Class A Preferred Units in the Company (the “Units”) set forth in 11, each having the rights, privileges, and preferences set out in that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, a copy of which is attached hereto as Exhibit A (as amended, modified, or supplemented from time to time, the “A&R LLC Agreement”); and

WHEREAS, capitalized terms used herein without definition shall have the meanings assigned to such terms in the A&R LLC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Purchase and Sale. On the terms and subject to the conditions of this Agreement, at the Closing (as defined herein), the Purchaser shall purchase from the Company, and the Company shall sell and issue to the Purchaser, 180,000 Class A Preferred Units at a price of $10.00 per unit (collectively, the “Purchased Units”), free and clear of all liens, claims, or other encumbrances (“Liens”) other than restrictions under applicable securities laws and the LLC Agreement. The Purchaser shall fund the purchase price payable for the Purchased Units by making a capital contribution to the Company in accordance with Section 2(a)(i)(A).
2.
Closing. Subject to the terms and conditions of this Agreement, the closing of the purchase and sale of the Purchased Units (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”) and remotely by exchange of documents and signatures (or their electronic counterparts). At the Closing:
(a)
The Purchaser shall deliver to the Company:
(i)
the purchase price for the Purchased Units in the aggregate amount of $1,800,000 (the “Purchase Price”), payable by wire transfer of immediately available funds to an account designated by the Company prior to the Closing;
(ii)
a duly executed A&R LLC Agreement; and

(iii)
the Investor Questionnaire.
(b)
The Company shall:
(i)
update the Company’s books and records to reflect (x) the admission of the Purchaser as a Member holding the Purchased Units and (y) a capital contribution to the Company by the Purchaser in the amount of the Purchase Price; and
(ii)
a duly executed A&R LLC Agreement.
3.
Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that:
(a)
Authority. If Purchaser is a corporation or limited liability company, the Purchaser is duly incorporated or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation, and has all requisite corporate or limited liability company, as applicable, power and authority and capacity to execute and deliver this Agreement and the A&R LLC Agreement and to perform the Purchaser’s obligations hereunder and thereunder. If Purchaser is a trustee of a trust, Purchaser, as trustee of the trust, has the trust power to execute and deliver this Agreement and the A&R LLC Agreement and to perform Purchaser’s obligations hereunder and thereunder.
(b)
Authorization; Enforceability. If the Purchaser is a corporation or limited liability company, the execution and delivery by the Purchaser of this Agreement and the A&R LLC Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Purchaser. If the Purchaser is a trustee of a trust, Purchaser, as trustee of the trust, has authorized the execution, delivery and performance of this Agreement and the A&R LLC Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby by all necessary action. This Agreement has been duly executed and delivered by the Purchaser and constitutes, and when the A&R LLC Agreement has been duly executed and delivered by the Purchaser such agreement will constitute, a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights or general equity principles (regardless of whether considered at law or in equity).
(c)
No Conflicts; Consents. The execution and delivery by the Purchaser of this Agreement and the A&R LLC Agreement do not, and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (with or without the giving of notice, the lapse of time, or both), contravene, conflict with, or result in a breach or violation of, or a default under (i) if a corporation, limited liability company, or trust, the Purchaser’s constitutive documents; (ii) any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to the Purchaser; or (iii) any contract, agreement, or instrument to which the Purchaser is a party or otherwise bound, including any investment restrictions or guidelines. No consent, approval, waiver, or authorization is required to be obtained by the Purchaser from any Person (including any governmental authority) in connection with the execution, delivery, and performance by the

Purchaser of this Agreement, the A&R LLC Agreement, and the consummation of the transactions contemplated hereby and thereby.
(d)
No Registration. The Purchaser understands and acknowledges that the Purchased Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction and the offer and sale of the Purchased Units are being made in reliance on one or more exemptions for private offerings under Section 4(a)(2) of the Securities Act and certain exemptions from applicable state securities laws. No sale, transfer, assignment, or other disposition (“Transfer”), whether with or without consideration and whether voluntarily or involuntarily or by operation of law, of any of the Purchased Units is permitted unless such Transfer is registered under the Securities Act and other applicable securities laws, or an exemption from such registration is available. The Purchaser understands and acknowledges that no federal or state agency has passed upon the merits or risks of, or made any finding or determination concerning the fairness or advisability of, an investment in the Purchased Units. Any certificate, if any, representing the Purchased Units shall bear a restrictive legend in the form required pursuant to the A&R LLC Agreement.
(e)
Knowledge and Experience; Risk of Loss. The Purchaser understands and accepts that the purchase of the Purchased Units involves various risks. The Purchaser has sufficient knowledge, sophistication, and experience in business and financial matters and illiquid investments similar to an investment in the Company so as to be capable of evaluating the merits and risks of an investment in the Purchased Units, including the risk that the Purchaser could lose the entire value of the Purchaser’s investment in the Company. With the assistance of the Purchaser’s own professional advisors (to the extent that the Purchaser has deemed such assistance appropriate), the Purchaser has undertaken their own legal, tax, accounting, financial, and other evaluation of the merits and risks of an investment in the Purchased Units in light of the Purchaser’s own circumstances and financial condition and has concluded that they are capable of bearing the economic risk of holding the Purchased Units for an indefinite period of time, have adequate means to provide for their current needs and contingencies (after giving effect to an investment in the Purchased Units), and can afford to suffer a complete loss of the Purchaser’s investment in the Company.
(f)
Lack of Liquidity. The Purchaser acknowledges and agrees that no market for the resale of any of the Purchased Units currently exists, and no such market may ever exist. The Purchased Units are subject to the restrictions on transfer set out in the A&R LLC Agreement. Accordingly, no Transfer of any of the Purchased Units is permitted unless such Transfer is permitted under and complies with the applicable provisions of the A&R LLC Agreement. The Purchaser confirms their understanding that the Purchaser must bear the economic and financial risk of an investment in the Purchased Units for an indefinite period of time.
(g)
Information Concerning the Company; Access to Management. The Purchaser has made such independent investigation of the Company, its management, its financial condition, and related matters as the Purchaser deems necessary or advisable in connection with the purchase of the Purchased Units. The Purchaser and the Purchaser’s representatives have been afforded a full opportunity to ask questions of and receive answers from the managers or officers of the Company about the business and affairs of the Company, and to examine all such documents, materials, and information concerning the Company as the Purchaser or such representatives deem to be necessary or advisable in order for the Purchaser to reach an informed decision concerning whether to make an investment in the Company. The Purchaser confirms that all of the Purchaser’s and any of the Purchaser’s representatives’ requests or questions have been answered to their full satisfaction and no request or question has been denied or remains unfulfilled or unanswered.
(h)
Non-Reliance.
(i)
The Purchaser is not relying on (and will not at any time rely on) any communication (written or oral) of the Company or any of its affiliates or representatives as investment advice or as a recommendation to purchase the Purchased Units, it being understood that any information and explanations related to the terms and conditions of the Purchased Units shall not be considered investment advice or a recommendation to purchase the Purchased Units.
(ii)
The Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of an investment in the Purchased Units; or (B) made any representation to the Purchaser regarding the legality of an investment in the Purchased Units under applicable legal investment or similar laws or regulations. In deciding to purchase the Purchased Units, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made their own independent decision that an investment in the Purchased Units is suitable and appropriate for the Purchaser.
(iii)
Other than the representations and warranties of the Company set forth in 54, neither the Company nor any other Person makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to the Purchaser by or on behalf of the Company or related to the transactions contemplated hereby, and nothing contained in any documents provided or statements made by or on behalf of the Company to the Purchaser is, or shall be relied upon as, a promise or representation by the Company or any other Person that any such information is accurate or complete.
(i)
Accredited Investor Status. The Purchaser is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Purchased Units. The Purchaser acknowledges that they have completed the form of Investor Questionnaire contained in Exhibit B hereto (the “Investor Questionnaire”) and that the information contained in such completed Investor Questionnaire is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the Purchaser to evidence the Purchaser’s status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.
(j)
Investment Intent. The Purchaser is purchasing the Purchased Units for the Purchaser’s own benefit and account for investment purposes only, and not with a view to, or in connection with, any public offering, resale, or distribution thereof. The Purchaser will not sell, assign, transfer, or otherwise dispose of any of the Purchased Units, or any interest therein, in violation of the Securities Act or any applicable state securities law. The Purchaser understands that the Company is relying upon the Purchaser’s representations and agreements contained in this Agreement, the Investor Questionnaire, and any supplemental information that the Purchaser may provide for the purpose of determining whether the offering of the Purchased Units is exempt from registration under the Securities Act and all applicable state securities laws.
(k)
Valuation of Purchased Units. The Purchaser confirms their understanding that the valuation placed upon the Purchased Units (and therefore the Purchase Price) takes into account certain subjective factors. The Purchaser has independently evaluated the fairness of the Purchase Price.
(l)
No General Solicitation. The Purchaser confirms that they have not been offered the Purchased Units by any means of general solicitation or general advertising.
(m)
State of Residency. The Purchaser is a resident of the State indicated in its address for notices set forth on the signature page hereto and is not acquiring the Purchased Units as a nominee or agent or otherwise for any other Person.
(n)
Closing Date Reaffirmation. The Purchaser understands that, unless the Purchaser notifies the Company in writing to the contrary at or before the Closing, each of the Purchaser’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date, taking into account all information received by the Purchaser.
4.
Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:
(a)
Authority. The Company is a limited liability company duly formed, validly existing, and in good standing under the laws of the state of Delaware. The Company has all requisite limited liability company power and authority to own, license, and operate its properties, to carry on its business as now conducted and as proposed to be conducted, and to execute and deliver this Agreement and to perform its obligations hereunder.
(b)
Authorization; Enforceability. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights or general equity principles (regardless of whether considered at law or in equity).
(c)
No Conflicts; Consents. The execution and delivery by the Company of this Agreement does not and the consummation by the Company of the transactions contemplated hereby will not (with or without the giving of notice, the lapse of time, or both) contravene, conflict with, or result in a breach or violation of, or a default under (i) the Company’s Certificate of Formation or the A&R LLC Agreement; (ii) subject to the accuracy of the Purchaser’s representations and warranties in 23 of this Agreement, any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to the Company; or (iii) any material contract, agreement, or instrument to which the Company is a party or otherwise bound. No consent, approval, waiver, order, or authorization of, or registration, declaration, or filing with, any Person (including any governmental authority) is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except such filings as have been made or such post-Closing filings as may be required under Rule 506 of Regulation D of the Securities Act and applicable state securities laws.
(d)
Validity of Purchased Units. The Purchased Units have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued to the Purchaser, free and clear of any Liens, except for restrictions on transfer provided for herein, in the A&R LLC Agreement, or under the Securities Act or other applicable securities laws. Upon such issuance of the Purchased Units in accordance with the terms of this Agreement, the Purchaser shall have the rights and obligations of as set forth in the A&R LLC Agreement.
5.
Notification of Changes. Each party hereby covenants and agrees to promptly notify the other party upon the occurrence of any event prior to the Closing which would cause any of such party’s representations, warranties, or agreements contained in this Agreement to be false or incorrect.
6.
Survival of Representations and Warranties and Acknowledgments and Agreements. All representations and warranties and acknowledgments and agreements contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on such party’s behalf.
7.
Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the Company at the address indicated below and the Purchaser at the address indicated on the signature page hereto (or at such other address for a party as shall be specified in a notice given in accordance with this 67).

If to the Company:	Generation Income Properties, Inc. 401 E. Jackson Street, Suite 3300 Tampa, FL 33602 E-mail: THughes@trenam.com Attention: Timothy M. Hughes

8.
Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
9.
Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by any party hereto without the prior written consent of the other party. Any attempted transfer or assignment in violation of this 79 shall be void.
10.
No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.
11.
Headings. The headings in this Agreement are inserted for convenience or reference only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision of this Agreement.
12.
Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
13.
Severability. If any term or provision of this Agreement is held to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
14.
Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Florida. Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Florida in each case located in the city of Tampa, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.
15.
Waiver of Jury Trial. Each party hereto hereby acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.
16.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
17.
No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Unit Purchase Agreement on the date first written above.

“COMPANY”

GIPVA 2510 WALMER AVE, LLC

By: David Sobelman

Name: /s/ David Sobelman

Title: President

“PURCHASER”

Brown Family Enterprises, LLC

By: /s/ Christian Brown

Name: Christian Brown

Title: Manager

Address for Notices:

5911 Beacon Shores St, Tampa FL 33611

Attn: Christian Brown

Email: Christian.h.g.brown@gmail.com

Exhibit A

AMENDED AND RESTATED LLC AGREEMENT

Attached.

EXHIBIT B

FORM OF INVESTOR QUESTIONNAIRE

See attached.

INVESTOR SUITABILITY QUESTIONNAIRE

This Investor Suitability Questionnaire (this “Questionnaire”) is being distributed to certain individuals and entities which may be offered the opportunity to purchase Units (the “Securities”) of GIPVA 2510 WALMER AVE, LLC, a Delaware limited liability company (the “Company”). The purpose of this Questionnaire is to assure the Company that all such offers and purchases will meet the standards imposed by the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.

All answers will be kept confidential. However, by signing this Questionnaire, the undersigned agrees that this information may be provided by the Company to its legal and financial advisors, and the Company and such advisors may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. The undersigned represents that the information contained herein is complete and accurate and will notify the Company of any material change in any of such information prior to the undersigned’s investment in the Company.

For Individual Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its income, net worth, status as a “family client” of a “family office,” and/or certain professional certifications or designations and certain related matters and has checked the applicable representation:

[__] The undersigned’s income during each of the last two years exceeded $200,000 or, if the undersigned is married or has a spousal equivalent, the joint income of the undersigned and the undersigned’s spouse or spousal equivalent, as applicable, during each of the last two years exceed $300,000, and the undersigned reasonably expects the undersigned’s income, from all sources during this year, will exceed $200,000 or, if the undersigned is married or has a spousal equivalent, the joint income of undersigned and the undersigned’s spouse or spousal equivalent, as applicable, from all sources during this year will exceed $300,000.

[__] The undersigned’s net worth, including the net worth of the undersigned’s spouse or spousal equivalent, as applicable, is in excess of $1,000,000 (excluding the value of the undersigned’s primary residence).

[__] The undersigned is a holder in good standing of one or more of the following certifications or designations administered by the Financial Industry Regulatory Authority, Inc. (FINRA): the Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), or Licensed Private Securities Offerings Representative (Series 82).

[__] The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, and whose prospective investment is directed by such family office pursuant to clause (iii) of this sentence.

For Entity Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

[X] The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

[__] The undersigned is a bank, an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state, any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act, an insurance company, an investment company registered under the United States Investment Company Act of 1940, as amended, a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the Advisers Act.

[__] The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

[__] The undersigned is a corporation, limited liability company, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

[__] The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth, either individually or upon a joint basis with such individual’s spouse or spousal equivalent, as applicable, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Act), or has had an individual income in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse or spousal equivalent, as applicable, in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

[__] The undersigned is an entity, of a type not listed in any of the paragraphs above, which was not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

[__] The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

[__] The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment is directed by such family office pursuant to clause (iii) of the above paragraph.

In Witness Whereof, the undersigned has executed this Investor Suitability Questionnaire as of the date written below.

Brown Family Enterprises, LLC
Name of Investor

/s/ Christian Brown
(Signature)

Christian Brown
Name of Signing Party (Please Print)

Manager
Title of Signing Party (Please Print)

5911 Beacon Shores St, Tampa FL 33611
Address

Christian.h.g.brown@gmail.com
Email

2.8.2023
Date Signed